Filed Pursuant to Rule 497(e)
Registration Nos. 033-96634; 811-09094

STATEMENT OF ADDITIONAL INFORMATION	January 31, 2020 (Amended and Restated March 18, 2020)

LEUTHOLD FUNDS, INC.
150 South Fifth Street
Suite 1700
Minneapolis, Minnesota  55402

This Statement of Additional Information (“SAI”) relates to the Funds and Classes identified below (collectively, the “Leuthold Funds”).   This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Leuthold Funds dated January 31, 2020, as supplemented from time to time.  Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 150 South Fifth Street, Suite 1700, Minneapolis, Minnesota 55402, Attention:  Corporate Secretary, or by calling 1‑800‑273‑6886.  This statement of additional information is being amended and restated to reflect recent market conditions and events.
Leuthold Core Investment Fund:
Retail Class Shares	LCORX
Institutional Class Shares	LCRIX

Leuthold Global Fund:
Retail Class Shares	GLBLX
Institutional Class Shares	GLBIX

Leuthold Select Industries Fund:	LSLTX

Grizzly Short Fund:	GRZZX

The following financial statements included in the Annual Reports, dated September 30, 2019, of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on Form N-CSR on December 6, 2019 are incorporated by reference into this Statement of Additional Information (a copy of the Annual Reports may be obtained, without charge, by calling the toll-free telephone number shown above):

Leuthold Core Investment Fund	Leuthold Global Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Securities Sold Short
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Securities Sold Short
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Leuthold Select Industries Fund	Grizzly Short Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Securities Sold Short
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

Leuthold Funds, Inc.

TABLE OF CONTENTS

Page No.

FUND HISTORY AND CLASSIFICATION	1
INVESTMENT RESTRICTIONS	1
INVESTMENT CONSIDERATIONS	5
DIRECTORS AND OFFICERS OF THE CORPORATION	28
OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS	34
INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT	42
SECURITIES LENDING	50
SERVICE PLANS	51
DISTRIBUTION OF SHARES	51
DETERMINATION OF NET ASSET VALUE	53
REDEMPTION OF SHARES	55
SYSTEMATIC WITHDRAWAL PLAN	56
AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES	57
INACTIVE ACCOUNTS	57
ALLOCATION OF INVESTMENT OPPORTUNITIES	58
ALLOCATION OF PORTFOLIO BROKERAGE	59
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	61
STOCKHOLDER MEETINGS	76
CAPITAL STRUCTURE	77
DESCRIPTION OF SECURITIES RATINGS	78
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	81

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus for the Leuthold Funds dated January 31, 2020, as supplemented from time to time, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.
This Statement of Additional Information does not constitute an offer to sell securities.
(i)

FUND HISTORY AND CLASSIFICATION
Leuthold Funds, Inc. (the “Corporation”) is an open-end management investment company that consists of four diversified portfolios that are operated as mutual funds as of January 31, 2020, the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund (each individually a “Fund” and collectively the “Funds”).  The Corporation also operates an exchange traded fund, the Leuthold Core ETF.  This SAI relates to the Funds.  Information about the Leuthold Core ETF is contained in a separate Statement of Additional Information.  Leuthold Funds, Inc. is registered under the Investment Company Act of 1940, as amended (the “Act”).  Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.
INVESTMENT RESTRICTIONS
The Funds have adopted the following investment restrictions which are matters of fundamental policy.  Each Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of:  (i) 67% of that Fund’s shares present or represented at a stockholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.
1. Each Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer (except that up to 25% of that value of each Fund’s total assets may be invested without regard to this limitation).  This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.
2. The Leuthold Core Investment Fund will not buy securities on margin or write put or call options.  The Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund will not buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each of these Funds may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.
3. Each Fund may sell securities short to the extent permitted by the Act and the Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund may write put and call options to the extent permitted by the Act.  Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund has any present intention of writing put or call options.  (The Act permits the applicable Funds to sell securities short and write put and call options to the extent they are "covered" by a segregated account in accordance with procedures established by the Board of Directors and applicable regulatory guidance.)

4. The Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund may borrow money or issue senior securities to the extent permitted by the Act.  The Leuthold Core Investment Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund’s total assets) or for emergency or extraordinary purposes.  The Leuthold Core Investment Fund will not borrow money for the purpose of investing in securities, and will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.  (The Act permits the applicable Funds to borrow money or issue senior securities so long as they maintain continuous asset coverage of at least 300% of all amounts borrowed.  For purposes of this investment restriction, securities held in escrow or separate accounts in connection with the Funds' investment practices are not considered to be a borrowing.  For purposes of this investment restriction, hedging transactions in which the Funds may engage and similar investment strategies are not treated as senior securities when covered by a segregated account.)
5. Each Fund may pledge or hypothecate its assets to secure its borrowings.  For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by a Fund are not considered to be pledged or hypothecated.
6. No Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities).
7. No Fund will make loans, except each Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that each Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund’s total assets would be the subject of such loans.
8. No Fund will concentrate 25% or more of its total assets in securities of issuers in any one industry.  This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.
9. No Fund will make investments for the purpose of exercising control or management of any company.
10. No Fund will purchase or sell real estate or real estate mortgage loans and no Fund will make any investments in real estate limited partnerships.

11. The Leuthold Core Investment Fund will not purchase or sell commodities or commodity contracts, including futures contracts.  The Leuthold Select Industries Fund and the Grizzly Short Fund will not purchase or sell commodities or commodity contracts, except that each of these Funds may enter into futures contracts and options on futures contracts.  Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund has any present intention of entering into futures contracts or options on futures contracts.  The Leuthold Global Fund may purchase and sell commodities and commodity contracts, including futures contracts and options on futures contracts.  For purposes of this investment restriction number 11, the terms “commodities” and “commodity contracts” shall include only those items specifically enumerated as commodities or commodity contracts within Section 1a and Section 2(a)(1) of the Commodity Exchange Act (namely, subject to the jurisdiction of the Commodity Futures Trading Commission).  See “INVESTMENT CONSIDERATIONS – Metals” for a discussion of the Leuthold Core Investment Fund’s and the Leuthold Global Fund’s investments in metals which are not “commodities” as defined in the Commodity Exchange Act.
12. No Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.  This investment restriction does not prohibit investments in securities of companies that engage in, invest in or sponsor oil, gas or mineral exploration or development programs.
Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without stockholder approval.  These additional restrictions are as follows:
1. No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund’s investment adviser.
2. No Fund will purchase illiquid securities if, as a result of such purchase, more than 15% of the value of its total assets would be invested in such securities.
3. No Fund will purchase the securities of other investment companies except:  (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  Purchases described in (b) and (c) must be made in compliance with Section 12(d)(1)(A) and Section 12(d)(1)(C) of the Act or pursuant to an applicable exemption or exemptive order, and no Fund may invest more than 25% of its net assets in shares of registered investment companies.
Section 12(d)(1)(A) of the Act provides that shares of an investment company may not be purchased by a Fund if as a result of such purchase (i) the Fund and its affiliated persons would hold more than 3% of the total outstanding voting stock of such investment company; (ii) more than 5% of the Fund’s total assets would be invested in any class of securities of such investment company; and (iii) more than 10% of the Fund’s total assets would be invested in any class of securities of such investment company and of any other investment company.
Section 12(d)(1)(C) makes it unlawful for a Fund to purchase or otherwise acquire any security, whether voting or nonvoting, whether representing equity or debt, issued by a registered closed-end investment company, if immediately after the purchase or acquisition 10% or more of the voting securities of the closed-end investment company are owned by the Funds on an aggregate basis.
Section 12(d)(1)(F) of the Act allows the Funds to exceed the 5% limitation and the 10% limitation described above.  Section 12(d)(1)(F) of the Act, provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (1) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (2) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent.  An investment company that issues shares to a Fund pursuant to Section 12(d)(1)(F) will not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  A Fund relying on Section 12(d)(1)(F) (or the investment adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made other than with respect to the limitations on the Funds’ borrowing of money and investments in illiquid securities.  If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in a Fund’s non-fundamental investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.
The Corporation has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission.  Thus, the Corporation is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.
INVESTMENT CONSIDERATIONS
The Prospectus for the Funds describes their principal investment strategies and risks.  This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Warrants and Put and Call Options
Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Select Industries Fund may purchase warrants and put and call options on securities.
By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the option premium).  The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  If the option is allowed to expire, the Fund will lose the entire premium it paid.  If the Fund exercises the option, it completes the sale of the underlying security at the strike price.  The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.  The buyer of a put option can expect to realize a gain if security prices fall substantially.  However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price.  A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price.  Warrants are issued by the issuer of the underlying security whereas options are not.  Warrants typically have exercise periods in excess of those of call options.  Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer.  Warrants are more speculative than the underlying investment.  A warrant ceases to have value if it is not exercised prior to its expiration date.
Mortgage-Backed Securities and Other Asset-Backed Securities
Each of the Leuthold Core Investment Fund and the Leuthold Global Fund may invest in mortgage-backed and other asset‑backed securities (namely, securities backed by credit card receivables, automobile loans or other assets).  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property.  Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.
Government Agency Mortgage-Backed Securities.  Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities.  Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.
The Government Agency Mortgage-Backed Securities in which a Fund may invest includes those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).  As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.
Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee.  To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.
Fannie Mae Certificates.  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.
Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government.
Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended.  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.
Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.
Privately-Issued Mortgage-Backed Securities.  Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non‑Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non‑Agency Mortgage-Backed Securities”).  These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates.  Privately-Issued Non‑Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement.  As more fully described below, these securities may include collateralized mortgage obligations and multiclass pass-through securities.
A Fund may invest in subordinated Privately-Issued Non‑Agency Mortgage-Backed Securities (“Subordinated Securities”).  Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non‑Agency Mortgage-Backed Securities.  The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non‑Agency Mortgage-Backed Securities.  On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non‑Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non‑Agency Mortgage-Backed Securities.  Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non‑Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities.  Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”).  CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.
In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others.  In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal.  A Fund may invest in such high-risk, derivative Mortgage-Backed Securities.
Stripped Mortgage-Backed Securities.  A Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”).  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets.  A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal.  However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal.  If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities.  The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates.  The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.
Adjustable-Rate Mortgage Loans.  Certain mortgage loans underlying the Mortgage-Backed Securities in which a Fund may invest will be adjustable rate mortgage loans (“ARMs”).  ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time.  Thereafter, the interest rates (the “Mortgage Interest

Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”).  The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.
There are various types of indices which provide the basis for rate adjustments on ARMS.  Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.  The degree of volatility in the market value of a Fund’s portfolio and therefore in the NAV of a Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make.  However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs.  Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period.  Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs.  Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month.  In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments.  It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers.  In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM.  Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate.  As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments.  These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.
Asset-Backed Securities.  Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables as opposed to real estate mortgages).  Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.
Miscellaneous.  The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time.  As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.  Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.  Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.
Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions.  Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.  Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.  Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.
No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities.  Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Funds’ Board of Directors.  In accordance with such guidelines, The Leuthold Group, LLC, doing business as Leuthold Weeden Capital Management (the “Adviser”), will monitor a Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Preferred Stocks
Each of the Leuthold Core Investment Fund and the Leuthold Global Fund may invest in preferred stocks.  Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.
Zero-Coupon U.S. Treasury Securities
Each of the Leuthold Core Investment Fund and the Leuthold Global Fund may invest in zero-coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury.  A zero-coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value.  Zero-coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.
LIBOR
Many debt securities, derivatives and other financial instruments utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR came under pressure following manipulation allegations.  Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR.  The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions.  Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR.  That announcement suggests that LIBOR may cease to be published after that time.  The roughly 3 1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark.  Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known.  The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates.  It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments.  Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Money Market Instruments
The money market instruments in which the Funds may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”), or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs.  They permit a series of short-term borrowings under a single note.  Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change.  There is no secondary market for commercial paper master notes.  The Funds’ investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.
Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price.  None of the Funds will enter into repurchase agreements with entities other than banks or invest over 15% of their net assets in repurchase agreements with maturities of more than seven days.  If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund.  In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.  In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.
Foreign Securities
Each of the Funds may invest in securities of foreign issuers.  In addition, a registered investment company in which the Leuthold Core Investment Fund or the Leuthold Global Fund invests may invest up to 100% of its assets in securities of foreign issuers.  Each of the Funds may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”), American Depository Shares (“ADSs”) and Global Depositary Receipts (“GDRs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets.

The Grizzly Short Fund may sell short (1) securities of foreign issuers on foreign exchanges and (2) ADRs, ADSs, GDRs and securities of foreign issuers traded in the U.S. securities markets.  Investments in foreign securities involve special risks and considerations that are not present when the Funds invests in domestic securities.
There is often less information publicly available about a foreign issuer than about a U.S. issuer.  Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  This is particularly true of securities in emerging markets which can be extremely volatile.  Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States.  There may also be difficulties in enforcing legal rights outside the United States.  There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries.  Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries.  Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.
In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”).  Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU, which has been extended.  Although it is unclear how withdrawal negotiations will be conducted or concluded, United Kingdom businesses are increasingly preparing for a disorderly Brexit, which could have severe consequences for the people, businesses and economies of the United Kingdom and the EU, as well as those of the broader global economy. Withdrawal is expected to be followed by a transition period during which businesses and others prepare for the new post-Brexit rules to take effect on January 1, 2021. It is possible that measures could be taken to revote the issue of Brexit, or that portions of the United Kingdom could seek to separate and remain a part of the EU. As a result of the uncertain consequences of Brexit and the political divisions both within the United Kingdom and between the United Kingdom and the EU highlighted by the referendum vote, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.
Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.  The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates.  Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

Foreign Currency Transactions.  Since each of the Funds may purchase securities denominated in foreign currencies, and in the case of each of the Leuthold Core Investment Fund or the Leuthold Global Fund a registered investment company in which any of these Funds may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Funds’ assets from the perspective of U.S. investors.  The Leuthold Global Fund may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts.  Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations.  Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons.  Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction.  The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations.  In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.
To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Leuthold Global Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).
A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.
When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.
When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency.  The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.
At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.
If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency.  Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
Stockholders should note that:  (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (namely, if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract.  Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract.  Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceed the amount of foreign currency the Fund is obligated to deliver.  A Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.
Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A Fund will do so from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies.  The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above.  Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  Most currency futures contracts call for payment or delivery in U.S. dollars.

The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.  The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments.  A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of a Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Investments in ADRs, ADSs or GDRs.  As noted above, the Funds may hold securities of U.S. and foreign issuers in the form of ADRs, ADSs or GDRs.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.  GDRs are issued by European financial institutions.
ADR facilities may be either “sponsored” or “unsponsored.”  While similar, distinctions exist relating to the rights and duties of ADR holders and market practices.  A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested.  Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees.  The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights.  Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR.  Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder.  This agreement also allocates fees among the parties.  Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications.  Each of the Funds may invest in sponsored and unsponsored ADRs, and the Grizzly Short Fund may sell short sponsored and unsponsored ADRs.
Short Sales
Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Grizzly Short Fund may seek to realize additional gains through effecting short sales of securities.  Short selling involves the sale of borrowed securities.  At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.  Until a Fund closes its short position or replaces the borrowed security, the Fund will:  (a) designate liquid assets it owns, other than the short sale proceeds, as segregated assets in an amount equal to its obligation to purchase the securities sold short (if the lending broker requires the Fund to deposit collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation); or (b) otherwise cover the Fund’s short position.  For example, if a Fund believes the price of the stock of XYZ Corp. (which is currently $50 per share) will decline, it may borrow shares of XYZ Corp. from a securities lender and then sell the borrowed shares in the open market.  Later the Fund will purchase shares of XYZ Corp. in the open market to return to the securities lender.  If it purchases shares of XYZ Corp. for less than $50 per share, it will have realized a gain, and if it purchases shares of XYZ Corp. for more than $50 per share, it will have realized a loss.  A Fund’s goal when effecting short sales is to “Sell high and Buy low.”
A Fund may make short sales “against the box” (namely, when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short).  Selling short “against the box” is not a principal investment strategy of any Fund.
Use of Segregated and Other Special Accounts
Use of derivative transactions, like options and short sales, will require, among other things, that a Fund segregate cash, liquid securities or other assets with its custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security.  In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the Act at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.
Over-the-counter (“OTC”) options entered into by a Fund will generally provide for cash settlement, although the Fund may not be required to do so.  As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options.  OTC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.  OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.  If a Fund enters into OTC options transactions, it will be subject to counterparty risk.
Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies.  A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions.  A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.
High Yield and Other Securities
Each of the Leuthold Core Investment Fund and the Leuthold Global Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term).  A registered investment company in which the Leuthold Core Investment Fund and the Leuthold Global Fund invests may also invest in such debt securities.  These debt securities may be rated investment grade by S&P or Moody’s.  Securities rated BBB by S&P or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions.  A Fund (and registered investment companies in which a Fund may, at times, invest) may also invest in securities that are rated below investment grade.  Investments in high yield securities (namely, less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal.  Lower-grade obligations are commonly referred to as “junk bonds.”  Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities.  Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.
The high yield market at times is subject to substantial volatility.  An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders.  During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.
The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a high yield security owned by the Leuthold Core Investment Fund or the Leuthold Global Fund (or by a registered investment company in which a Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery.  Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value.  Yields on high yield securities will fluctuate over time.  Furthermore, in the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by the Leuthold Core Investment Fund or the Leuthold Global Fund (or a registered investment company in which a Fund invests), including high yield securities, may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor.  Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.
The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Leuthold Core Investment Fund or the Leuthold Global Fund (or a registered investment company in which a Fund invests) to value accurately high yield securities or dispose of them.  To the extent a Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.
Special tax considerations are associated with investing in high yield bonds structured as zero-coupon or pay-in-kind securities.  The Leuthold Global Fund or the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  Further, a Fund (or a registered investment company in which a Fund invests) must distribute substantially all of its income to its stockholders to qualify for pass-through treatment under the tax law.  Accordingly, a Fund (or a registered investment company in which a Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.
Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities.  Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Leuthold Core Investment Fund or the Leuthold Global Fund (or a registered investment company in which a Fund invests) will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so a Fund can meet redemption requests.  To the extent that a Fund (or a registered investment company in which a Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds.  A Fund (or a registered investment company in which a Fund invests) may retain a portfolio security whose rating has been changed.
Registered Investment Companies
Each Fund may invest up to 25% of its net assets in shares of registered investment companies.  No Fund will purchase or otherwise acquire shares of any registered investment company if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company, (b) more than 5% of its net assets would be invested in the shares of any one registered investment company, or (c) more than 10% of its net assets would be invested in shares of other investment companies, except for purchases of money market funds, purchases pursuant to Section 12(d)(1)(F) of the Act (or other statutory exemptions), purchases pursuant to an exemptive order, or as part of a plan of merger, consolidation or reorganization approved by the stockholders of a Fund.  If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.
Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the Funds invest.  By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.
Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.
Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser.  At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests.  As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.
Although the Funds will not concentrate their investments, registered investment companies in which the Leuthold Core Investment Fund and the Leuthold Global Fund may invest may concentrate their investments within one industry (namely, sector funds).  Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.
Metals
Each of the Leuthold Core Investment Fund and the Leuthold Global Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals.  In connection with such investments these Funds may enter into agreements where they “pre-pay” for metals which are delivered at a later date (“Pre-Paid Physical Agreements”).  When investing in metals there is the risk that parties that act as custodians for the metals held by these Funds or with which they have entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection.  In addition, these Funds may invest in companies that manufacture and distribute such metals, companies that invest in other companies engaged in activities related to such metals and securities indexed to the price of such metals or companies.  The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions.  Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations.  Investment in metals earns no investment income and may involve higher custody and transaction costs than investments in securities.
For each of the Leuthold Core Investment Fund and the Leuthold Global Fund to qualify as a regulated investment company under current federal tax law, gains from selling metals may not exceed 10% of the Fund’s gross income for its taxable year.  This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so, and if the requirement is not satisfied, could cause the Fund to be taxed as a corporation with respect to all of its income.
Cybersecurity Considerations
With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks.  In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity.  Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website (i.e., efforts to make network services unavailable to intended users).  In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.
Cybersecurity incidents affecting the Adviser, other service providers to the Funds or their stockholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their stockholders, interference with the Funds’ ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to transact business and the Funds to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private stockholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs.  Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties.

Recent Market Conditions and Events
Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to occur.  Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes.  The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out.  A rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Funds invest.
A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally.  The virus, named “SARS-CoV-2” (sometimes referred to as the “corona virus” and abbreviated as “COVID-19”) has resulted in travel restrictions, closed international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, and lower consumer demand, as well as general concern and uncertainty.  The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations, the entire global economy, individual companies and capital markets in ways that cannot be foreseen at the present time.  In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.  Public health crises and related impacts caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.  The duration of the COVID-19 outbreak and its adverse effects, including adverse effects on the Funds, cannot be determined with certainty.
Real Estate Investment Trusts
The Leuthold Core Investment Fund and the Leuthold Global Fund may invest in real estate investment trusts.  A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.
REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs generally hold both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act.
Foreign Government Obligations
The Leuthold Core Investment Fund and the Leuthold Global Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities.  These securities also include debt obligations of supranational entities.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
Each Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities are those securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Each Fund will take into account relevant market, trading and investment specific considerations when determining whether a security is an illiquid security.  Illiquid securities may include those securities whose disposition would be subject to legal restrictions (“restricted securities”).  Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay.  This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.
The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4 of the Act, and the Directors have approved an officer of the Adviser, working with a committee, to serve as the administrator of the liquidity risk management program.  The Directors will review no less frequently than annually a written report prepared by the liquidity risk management program administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation.  Costs associated with complying with the rule could impact the Funds’ performance and their ability to achieve their investment objective.

Private Placements and Restricted Investments.  Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale.  Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Adviser believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held.  Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually restricted securities or are “not readily marketable.”  Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A).  Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.  A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.  A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act.  In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.
At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value.  The judgment of the Adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.
Lending Portfolio Securities
In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. Government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned.  During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit.  Loans are subject to termination at the option of the lending Fund or the borrower.  The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.  The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.
The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.  The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required. For further information regarding the Funds’ lending activities in the most recent fiscal year, please see the section entitled “Securities Lending” below.
Borrowing
Each Fund is authorized to borrow money from banks but may not borrow money for investment purposes.  No Fund will purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding.  Typically, if a Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous.  If a Fund’s borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.
Portfolio Turnover
Each Fund’s annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.  For the fiscal year ended September 30, 2018, each of the Funds, other than the Grizzly Short Fund, had a relatively higher turnover rate compared to the fiscal year ended September 30, 2017 as there was more market volatility resulting in more trading using the quantitative investment approach of each Fund.
Temporary Defensive Positions
Neither of the Leuthold Select Industries Fund or the Grizzly Short Fund will take temporary defensive positions.  Although none of these Funds will take a temporary defensive position, each Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests.  Unlike the Leuthold Select Industries Fund and the Grizzly Short Fund, the Leuthold Core Investment Fund, and the Leuthold Global Fund may, in response to adverse market, economic, political, or other conditions, take temporary defensive positions.
Disclosure of Portfolio Holdings
The Funds maintain written policies and procedures as described below regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ stockholders.  The Chief Compliance Officer of the Adviser will report periodically to the Board of Directors with respect to compliance with the Funds’ portfolio holdings disclosure procedures.  The Board of Directors or the Chief Compliance

Officer of the Adviser may authorize the disclosure of the Funds’ portfolio holdings prior to the public disclosure of such information.

There may be instances where the interests of the stockholders of the Funds regarding the disclosure information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds.  In such situations, the Chief Compliance Officer of the Adviser will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian.  The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolios from time to time, on an ongoing basis.  As a result, such third party service providers receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  There is no set time between the date of such information being provided to the service providers and the date on which the information is publicly disclosed as the information is provided to the service providers on an as needed basis in connection with the services they provide to the Funds (some receive the information daily).
As an example, the Funds’ administrator is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund.  The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm to audit each Fund’s portfolio as of the balance sheet date.  In addition to the Funds’ administrator, the Funds’ custodian also maintains an up-to-date list of each Fund’s holdings, and the Funds’ financial printer, in connection with the printing of Fund publications for distribution to stockholders, receives portfolio holdings information.  Each of these parties is contractually and/or ethically prohibited from sharing the Funds’ portfolios unless specifically authorized by the Funds.
Also, from time to time the Funds’ investment adviser may receive requests for proposals (“RFPs”) from consultants or potential clients that request information about the Funds’ holdings on an accelerated basis.  As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time.  Such information will be provided with a confidentiality legend and only in cases where the Funds’ investment adviser has reason to believe that the data will be used only for legitimate purposes and not for trading.
Rating, Ranking and Risk Measurement Organizations.  The Funds may provide their entire portfolios to rating, ranking and risk measurement organizations.  The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.  The Funds may not pay these organizations or receive any compensation from them for providing this information.  The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.
Other Disclosure.  At the end of each month on the Funds’ website (www.funds.leutholdgroup.com): (1) the Leuthold Core Investment Fund and the Leuthold Global Fund publish their asset allocation percentages; and (2) the Leuthold Select Industries Fund and the Grizzly Short Fund publish their industry group weightings.  This information is updated approximately 5 to 10 calendar days following the end of each month.  It is available to anyone that visits the website.
Each of the Funds may also provide top ten portfolio holdings in certain marketing materials, which holdings will be posted contemporaneously on the Funds’ website.  In addition, each Fund may include with such disclosure information that includes, among other things, the top contributors/detractors from Fund performance.
The disclosure referenced above is in addition to the portfolio disclosure in annual and semiannual shareholder reports and on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.
 The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser.  These other accounts may be managed in a similar fashion to certain of the Funds and thus may have similar portfolio holdings.  Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies.  Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Funds’ portfolio holdings disclosure policies.
DIRECTORS AND OFFICERS OF THE CORPORATION
As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.  (The portfolios in the Leuthold Fund family are the only mutual funds in a “fund complex,” as such term is defined in the Act.)  The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the current directors and officers of the Corporation are as follows (the ages are as of January 31, 2020):

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held (during past five years) by Director
“Noninterested Persons”
Lawrence L. Horsch c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 85	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	5	None
Steven R. Schroll c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 63	Director and Chair of Nominating Committee	Indefinite, Director since 2019	Retired. Served as Senior Equity Portfolio Manager at Ameriprise Financial (Columbia Management) from 2002 to 2018	5	None

Addison L. Piper c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 73	Director and Chair of Nominating Committee	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies and PREDEX	5	Piper Jaffray Companies and PREDEX
“Interested Persons”
John C. Mueller 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 51	Director President	Indefinite, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	5	None

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held by Director
“Interested Persons”
Holly J. Weiss 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 51	Secretary and Treasurer	One year term, Secretary and Treasurer since 2009	Chief Financial Officer of the Adviser since 2011. Controller of the Adviser from 2008 to 2011.	N/A	N/A
Roger A. Peters 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 59	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One year term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A
Glenn R. Larson 150 South Fifth Street Suite 1700 Minneapolis, MN 55402 Age: 54	Assistant Secretary	One year term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005.	N/A	N/A
Qualification of Directors
John C. Mueller has extensive experience in the investment management industry, most recently as Co-Chief Executive Officer of The Leuthold Group.  His experience and skills as a chief executive officer, as well as his familiarity with the investment management industry, particularly sales and marketing strategies utilized by the Adviser, led to the conclusion that he should serve as a director.
Lawrence L. Horsch’s long experience as a management consultant and director of 27 corporations has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board of Directors.  Addison L. Piper has extensive experience in the financial industry, having served as the chief executive officer of a financial services company, which has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board of Directors.  Each of Messrs. Horsch and Piper takes a conservative and thoughtful approach to addressing issues facing the Funds.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Horsch and Piper should serve as a director.  Mr. Schroll has served as director of the Leuthold Funds since 2019. Through his thirty-eight years of investment experience, as both an equity analyst and portfolio manager working for both sell side and buy side firms, he has developed skills in investment analysis, portfolio construction, written and verbal communication, client marketing, resource management, prioritization planning, and business planning that will benefit the Board during its evaluation of the Leuthold Funds’ performance and operation. These experiences also honed Mr. Schroll’s understanding of financial statements and the complex issues that confront businesses. The combination of skills and attributes discussed above led to the conclusion that Mr. Schroll should serve as a director.
Board Leadership Structure
The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Funds, and has structured itself in a manner that it believes allows it to perform its oversight function effectively.  The Board of Directors has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board of Directors has established an Audit Committee that is comprised entirely of members of the Board who are disinterested persons of the Funds (the “Independent Directors”).  The Chairman of the Board is an Independent Director, and acts as the primary liaison between the Independent Directors and management.  The Independent Directors help identify matters for consideration by the Board of Directors and the Chairman of the Board regularly participates in the agenda setting process for Board meetings.
The Board of Directors has determined that the structure of the Chairman of the Board as an Independent Director and the function and composition of the Audit Committee are appropriate means to provide effective oversight on behalf of the Funds’ stockholders and address any potential conflicts of interest that may arise from the Adviser’s representation on the Board.  Further, the Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the responsibilities of the Board of Directors.
Board Oversight of Risk
Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Corporation has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it meets semiannually with the auditors of the Funds and semiannually with the Funds’ chief compliance officer.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.
Board Committees
The Board of Directors has two committees, the Audit Committee and the Nominating Committee.  The members of both committees are comprised of directors who are not “interested persons.”  Currently, Messrs. Piper and Horsch are the members of the Audit Committee and the Nominating Committee.
The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the independent auditors and financial records.  The audit committee held two meetings during the fiscal year ended September 30, 2019.
The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Funds for election to the Board of Directors.  The Nominating Committee held one meeting during the fiscal year ended September 30, 2019.  The Nominating Committee will meet only when necessary to select and recommend candidates who are not “interested persons” of the Funds for election to the Board of Directors.  While the Nominating Committee is not required to consider candidates recommended by the Funds’ stockholders for election as directors, the Nominating Committee in its discretion may consider such recommendations.  Any stockholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate.  At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds, or has held in the past five years, in public companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understanding between such stockholder and each nominee and any other person pursuant to which the nomination is being made.  A stockholder recommendation for a director nominee should be delivered to the Funds’ Secretary at 150 South Fifth Street, Suite 1700, Minneapolis, Minnesota 55402.
The Corporation’s Board of Directors has no other committees.

Board Compensation
The Corporation’s standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $11,800 for each meeting of the Board of Directors attended.  The Corporation also pays additional compensation to the Chairman of the Board, the Chairman of the Audit Committee and the Chairman of the Nominating Committee.  The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.
The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation who served during the fiscal year ended September 30, 2019:
COMPENSATION TABLE
Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
“Interested Persons”
John C. Mueller	$0	$0	$0	$0
“Noninterested Persons”
Lawrence L. Horsch	$73,900	$0	$0	$73,900
Paul M. Kelnberger*	$34,525	$0	$0	$34,525
Addison L. Piper	$65,650	$0	$0	$65,650
Steven R. Schroll	$31,125	$0	$0	$31,125
*	As previously reported, Paul M. Kelnberger passed away in June 2019.
Code of Ethics
The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act.  This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund.  This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.  Rafferty Capital Markets, LLC, the distributor to the Funds, has also adopted a code of ethics pursuant to Rule 17j-1 under the Act.
Proxy Voting
The Funds vote proxies in accordance with the Adviser’s proxy voting policy.  The Adviser generally follows the so-called “Wall Street Rule,” subject to the exceptions discussed below.  Under the “Wall Street Rule,” the Adviser votes as management recommends or sells the stock prior to the meeting.  The Adviser believes that following the “Wall Street Rule” is generally consistent with the economic best interests of the Funds.  When management makes no recommendation, the Adviser will not vote proxies unless the Adviser determines the failure to vote would have a material adverse effect on the Funds.  If the Adviser determines that the failure to vote would have a material adverse effect on the Funds, it will vote in accordance with what it believes are the economic best interests of the Funds.
The Adviser will “echo” vote (namely, vote for and against the proposal in the same proportion as all other shareholders) shares of investment companies that it owns inside the Funds to comply with the requirements of Section 12(d)(1) of the Act.  If voting a proxy restricts trading in a security, the Adviser will not vote the proxy unless the trading restriction is of such limited duration that the Adviser deems the trading restriction will not negatively impact the Funds.
Consistent with its duty of care the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest.  In the event that a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will disclose the conflict to the Board of Directors and, consistent with its duty of care and duty of loyalty, “echo” vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders).  Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be requested, without charge, by calling 1-800-273-6886.  This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Class Actions
Broadridge’s Global Securities Class Action Services division provides the necessary infrastructure and technology to process cases and settlements. When it is deemed financially beneficial, the Adviser will take the appropriate actions to file class action lawsuits on behalf of a Fund. When there has been money awarded to a Fund, Broadridge is entitled to keep 18% of the recovery amount it claims for the Fund; the Adviser does not receive any compensation for this service.  In the event that participation in a class action lawsuit presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will disclose the conflict to the Board of Directors and the Board of Directors will determine whether to participate in the class action lawsuit.
OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
Set forth below are the names and addresses of all holders of the shares of each of the Funds who as of December 31, 2019 owned of record, or to the knowledge of the Corporation, beneficially owned, more than 5% of each such Fund’s then outstanding shares, as well as the percentage of shares of each such Fund beneficially owned by all officers and directors of the Corporation as a group.  No person is deemed to “control” a Fund, as that term is defined in the Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s shares or who acknowledges the existence of control.  The Corporation does not control any person.

Leuthold Core Investment Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	37.62%
National Financial Services, LLC One World Financial Center 499 Washington Blvd Jersey City, New Jersey 07310-1995	16.79%
LPL Financial 9785 Towne Center Dr San Diego, California 92121-1968	9.49%
TD Ameritrade, Inc. P.O Box 2226 Omaha, Nebraska 68103-2226	9.32%
Officers and Directors as a Group (7 persons)	Less than 1%

Leuthold Core Investment Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	31.28%
UBS WM USA 1000 Harbor Boulevard, Floor 5 Weehawken, New Jersey 07086-6727	11.75%
National Financial Services, LLC One World Financial Center 499 Washington Blvd Jersey City, New Jersey 07310-1995	11.56%
TD Ameritrade, Inc. P.O Box 2226 Omaha, Nebraska 68103-2226	9.51%
Wells Fargo Clearing Services 2801 Market Street Saint Louis, Missouri 63103-2523	6.82%
Officers and Directors as a Group (7 persons)	1.37%

Leuthold Global Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	56.26%
National Financial Services, LLC One World Financial Center 499 Washington Blvd Jersey City, New Jersey 07310-1995	20.43%
TD Ameritrade, Inc. P.O Box 2226 Omaha, Nebraska 68103-2226	5.99%
Officers and Directors as a Group (7 persons)	Less than 1%

Leuthold Global Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

National Financial Services, LLC One World Financial Center 499 Washington Blvd Jersey City, New Jersey 07310-1995	16.23%
TD Ameritrade, Inc. P.O Box 2226 Omaha, Nebraska 68103-2226	14.27%
LPL Financial 9785 Towne Center Dr San Diego, California 92121-1968	13.29%

JP Morgan Securities, LLC 1111 Polaris Parkway, Floor 2J Columbus, Ohio 43240-2031	13.18%
Hoco ERISA Custodian 922 Walnut St, Mailstop TBTS 2 Kansas City, Missouri 64106-1802	7.84%

Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, New Jersey 07399-0003	6.98%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	6.81%
Officers and Directors as a Group (7 persons)	1.15%

Leuthold Select Industries Fund

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	35.74%
National Financial Services, LLC One World Financial Center 499 Washington Blvd Jersey City, New Jersey 07310-1995	28.20%
TD Ameritrade, Inc. P.O Box 2226 Omaha, Nebraska 68103-2226	8.89%
LPL Financial 9785 Towne Center Dr San Diego, California 92121-1968	8.23%
Officers and Directors as a Group (7 persons)	Less than 1%

Grizzly Short Fund

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105-1905	29.53%
National Financial Services, LLC One World Financial Center 499 Washington Blvd Jersey City, New Jersey 07310-1995	20.57%
TD Ameritrade, Inc. P.O Box 2226 Omaha, Nebraska 68103-2226	10.23%
UBS WM USA 1000 Harbor Boulevard, Floor 5 Weehawken, New Jersey 07086-6727	9.79%
Morgan Stanley Smith Barney, LLC 1 New York Plaza, Floor 12 New York, New York 10004-1901	6.09%
Wells Fargo Clearing Services, LLC 1 N Jefferson Ave, MSC MO3970 Saint Louis, Missouri 63103-2287	5.87%
Officers and Directors as a Group (7 persons)	Less than 1%

The table below sets forth the dollar range of equity securities beneficially owned by each then serving Director in the current, operating Funds as of December 31, 2019. The Fund is newly organized and as of the date of this SAI has had no operations.
Name of Director	Dollar Range of Equity Securities of Leuthold Core Investment Fund	Dollar Range of Equity Securities of Leuthold Global Fund	Dollar Range of Equity Securities of Leuthold Select Industries Fund
Interested Persons
John C. Mueller	Over $100,000	Over $100,000	$50,001 - $100,000
Noninterested Persons
Lawrence L. Horsch	$50,001 - $100,000	None	None
Addison L. Piper	None*	None	None
Steven R. Schroll	None	None	None

Name of Director	Dollar Range of Equity Securities of Grizzly Short Fund	Dollar Range of Equity Securities of All Funds
Interested Persons		Over $100,000 Over $100,000 None* None
John C. Mueller	None
Noninterested Persons
Lawrence L. Horsch	$50,001 - $100,000
Addison L. Piper	None
Steven R. Schroll	None

* The Adviser manages a separate account for Mr. Piper that utilizes an investment strategy substantially similar to the strategy that the Leuthold Core Investment Fund utilizes.  Mr. Piper has over $100,000 invested in this account.

INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT
The Adviser
The investment adviser to each Fund is Leuthold Weeden Capital Management, 150 South Fifth Street, Suite 1700, Minneapolis, Minnesota  55402.  Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each Fund (the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services to the Funds.
The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund’s investment portfolio.  Firm-wide risks for the Adviser are recorded and reviewed at least annually by management of the Adviser.  As part of this process, risks inherent in the Funds are quantified and analyzed monthly by management of the Adviser and the Funds’ portfolio managers.
Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser).  For the foregoing, the Adviser receives the following investment advisory fee from each Fund based on such Fund’s average daily net assets at the annual rate of:
Leuthold Core Investment Fund:	0.90%
Leuthold Global Fund:	0.90%
Leuthold Select Industries Fund:	1.00%
Grizzly Short Fund	1.25%
Each Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the 1933 Act and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions.  Each Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

During the fiscal years ended September 30, 2019, 2018 and 2017, the Leuthold Core Investment Fund incurred advisory fees payable to the Adviser of $6,334,568, $7,760,732 and $7,583,576, respectively.  During the fiscal years ended September 30, 2019, 2018 and 2017, the Leuthold Global Fund incurred advisory fees payable to the Adviser of $611,718, $870,449 and $1,168,724, respectively.  During the fiscal years ended September 30, 2019, 2018 and 2017, the Leuthold Select Industries Fund incurred advisory fees payable to the Adviser of $131,926, $191,086 and $134,806, respectively.  During the fiscal years ended September 30, 2019, 2018 and 2017, the Grizzly Short Fund incurred advisory fees payable to the Adviser of $1,236,441, $2,066,552 and $2,371,188, respectively.
The Adviser has undertaken to reimburse the Leuthold Core Investment Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2% with respect to the Leuthold Core Investment Fund.  As of the date hereof, no such state law provision was applicable to any of the Funds.  Additionally, the Adviser has voluntarily agreed to reimburse the Leuthold Core Investment Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the Fund’s daily net assets.  Each Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.  During the fiscal years ended September 30, 2019, 2018 and 2017, the Adviser did not reimburse the Leuthold Core Investment Fund for excess expenses.
The Adviser has undertaken to reimburse each of the Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.85% of the average daily net assets of the Leuthold Global Fund, 1.50% of the average daily net assets of the Leuthold Select Industries Fund and 2.50% of the average daily net assets of the Grizzly Short Fund for such year, as determined by valuations made as of the close of each business day of the year.  Each Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.  During the fiscal years ended September 30, 2019, 2018 and 2017, the Adviser did not reimburse the Leuthold Global Fund or the Grizzly Short Fund.  During the fiscal years ended September 30, 2019, 2018 and 2017, the Adviser reimbursed the Leuthold Select Industries Fund $35,213, $28,151 and $40,903, respectively.
The Advisory Agreement for the Leuthold Global Fund remains in effect for two years from its effective date and thereafter continues in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  Each Advisory Agreement for the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund’s stockholders on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.
Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.
See “ALLOCATION OF PORTFOLIO BROKERAGE” for a discussion of the benefits derived by the Adviser from soft dollar arrangements during the last fiscal year.  None of the directors who are “Disinterested Persons” of the Corporation, or any member of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

The Adviser may pay compensation, out of its own funds and not as an expense of the Funds, to certain unaffiliated brokers, dealers or other financial intermediaries (“financial intermediaries”) in connection with the sale or retention of shares of the Funds or stockholder servicing.  For example, the Adviser may pay additional compensation for the purpose of providing services to the Funds or to stockholders of the Funds, including stockholder servicing, transaction processing, sub-accounting services and marketing support.  These payments, sometimes referred to as ‘‘revenue sharing,’’ do not change the price paid by investors to purchase the Funds’ shares or the amount the Fund receives as proceeds from such sales.  The making of revenue sharing payments could create a conflict of interest for financial intermediaries receiving such payments.
The Adviser or the Funds may receive fees from third party mutual fund sponsors for providing product support services related to the sponsors’ funds and their shareholders.  These are shareholder services and other services of an administrative and clerical nature related to the third party funds, and are not services that are primarily intended to result in the sale of such funds.  The receipt of such fees could create a conflict of interest.  The Adviser and the Funds mitigate this risk by ensuring that they make no recommendations regarding any investments in such funds, and by ensuring that they receive no compensation in connection with any purchase of such funds or any distribution related activities of such funds.
Portfolio Managers
The sole investment adviser to each Fund is Leuthold Weeden Capital Management.  The Leuthold Funds use a team-based approach to portfolio management.  Each portfolio manager works collectively on the names and ideas in the portfolio and is equally responsible for the day-to-day management of the Funds that they manage.  Final investment decisions are made by consensus.
The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of September 30, 2019.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Greg M. Swenson (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund and Grizzly Short Fund)	0 $0	1 $22,957,290	73 $290,760,009	0 $0	0 $0	0 $0
Douglas R. Ramsey (portfolio manager Leuthold Core Investment Fund and Leuthold Global Fund)	0 $0	0 $0	59 $250,613,581	0 $0	0 $0	0 $0
Chun Wang (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Select Industries Fund)	0 $0	1 $22,957,290	85 $293,765,637	0 $0	0 $0	0 $0
Scott D. Opsal (portfolio manager Leuthold Select Industries Fund)	0 $0	0 $0	26 $32,379,464	0 $0	0 $0	0 $0
Jun Zhu (portfolio manager Leuthold Core Investment Fund)	0 $0	0 $0	49 $247,907,446	0 $0	0 $0	0 $0
Kristen J. Perleberg (portfolio manager Grizzly Short Fund)	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
The portfolio managers of the Adviser are often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2019.
Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Greg M. Swenson (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund and Grizzly Short Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Swenson receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Douglas R. Ramsey (portfolio manager Leuthold Core Investment Fund and Leuthold Global Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Ramsey receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Chun Wang (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Select Industries Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Wang receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Scott D. Opsal (portfolio manager Leuthold Select Industries Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Mr. Opsal receives a fixed salary that is set by reference to industry standards.  He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.

Jun Zhu (portfolio manager Leuthold Core Investment Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Ms. Zhu receives a fixed salary that is set by reference to industry standards.  She also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties she performs for the Adviser.

Kristen J. Perleberg (portfolio manager Grizzly Short Fund)	Salary/Bonus	Leuthold Weeden Capital Management
Ms. Perleberg receives a fixed salary that is set by reference to industry standards.  She also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties she performs for the Adviser.

The following tables set forth the dollar range of equity securities of each Fund beneficially owned by each of the portfolio managers of such Fund as of September 30, 2019.
Name of Portfolio Managers	Dollar Range of Equity Securities of Leuthold Core Investment Fund	Dollar Range of Equity Securities of Leuthold Global Fund	Dollar Range of Equity Securities of Leuthold Select Industries Fund
Greg M. Swenson	$100,001 - $500,000	$500,001 - $1,000,000	$100,001 - $500,000
Douglas R. Ramsey	Over $1,000,000	None	$100,001 - $500,000
Chun Wang	$100,001 - $500,000	$500,001 - $1,000,000	$100,001 - $500,000
Scott D. Opsal	$100,001 - $500,000	None	None
Jun Zhu	$50,001 - $100,000	$10,001 - $50,000	None
Kristen J. Perleberg	$50,001 - $100,000	$50,001 - $100,000	$1 - $10,000

Name of Portfolio Managers	Dollar Range of Equity Securities of Grizzly Short Fund
Greg M. Swenson	None
Douglas R. Ramsey	None
Chun Wang	None
Scott D. Opsal	None
Jun Zhu	None
Kristen J. Perleberg	None

The Administrator
The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (the “Administrator”).  Pursuant to a Fund Administration Servicing Agreement entered into between the Corporation and the Administrator (the “Administration Agreement”), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund’s financial and accounting records and generally assists in all aspects of each Fund’s operations.  The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the

Administration Agreement.  For the foregoing, the Administrator receives from the Funds a fee, paid monthly at an annual rate of 0.045% of the first $1,500,000,000 of the Funds’ average net assets, 0.035% of the next $1,500,000,000 of the Funds’ average net assets and 0.025% of the Funds’ average net assets in excess of $3,000,000,000.  Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $320,000.
During the fiscal years ended September 30, 2019, 2018 and 2017, the Leuthold Core Investment Fund incurred fees of $349,774, $381,326 and $343,794, respectively, payable to the Administrator pursuant to the Administration Agreement.  During the fiscal years ended September 30, 2019, 2018 and 2017, the Leuthold Global Fund incurred fees of $49,999, $48,714 and $51,117, respectively, payable to the Administrator pursuant to the Administration Agreement.  During the fiscal years ended September 30, 2019, 2018 and 2017, the Leuthold Select Industries Fund incurred fees of $20,939, $11,928 and $7,384, respectively, payable to the Administrator pursuant to the Administration Agreement.  During the fiscal years ended September 30, 2019, 2018 and 2017, the Grizzly Short Fund incurred fees of $58,785, $73,458 and $69,557, respectively, pursuant to the Administration Agreement.
The Administration Agreement will remain in effect until terminated by either party.  The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days’ written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days’ written notice to the Corporation.
Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.
The Custodian
U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of U.S. Bank Global Fund Services, serves as custodian of the Funds’ assets pursuant to Custody Agreement.  Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning such Fund’s operations.  U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.  The Bank of New York Mellon, headquartered in New York, serves as a sub-custodian of the global assets of the Funds.
U.S. Bank, N.A. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the Act) of the Funds’ securities and cash held outside the United States.  The directors have delegated to U.S. Bank certain responsibilities for such assets, as permitted by Rule 17f-5.  U.S. Bank and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Funds.

The Transfer Agent
U.S. Bank Global Fund Services serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement.  As transfer and dividend disbursing agent, U.S. Bank Global Fund Services has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to stockholders of each Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to each Fund.
The Fund Accounting Servicing Agent
In addition, the Corporation has entered into a Fund Accounting Servicing Agreement with U.S. Bank Global Fund Services pursuant to which U.S. Bank Global Fund Services has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds.  For its accounting services, U.S. Bank Global Fund Services is entitled to receive fees, payable monthly from the Funds at an annual rate of 0.0175% for the first $1 billion of average net assets and 0.01% of average net assets exceeding $1 billion.  Notwithstanding the foregoing, the minimum annual fee payable for accounting services is $160,000.  U.S. Bank Global Fund Services is also entitled to certain out of pocket expenses, including pricing expenses.
During the fiscal years ended September 30, 2019, 2018 and 2017, the Leuthold Core Investment Fund incurred fees of $132,492, $150,987 and $142,527, respectively, payable to U.S. Bank Global Fund Services pursuant to the Fund Accounting Servicing Agreement.  During the fiscal years ended September 30, 2019, 2018 and 2017, the Leuthold Global Fund incurred fees of $21,734, $29,977 and $32,899, respectively, payable to U.S. Bank Global Fund Services pursuant to the Fund Accounting Servicing Agreement.  During the fiscal years ended September 30, 2019, 2018 and 2017, the Leuthold Select Industries Fund incurred fees of $5,598, $7,027 and $6,921, respectively, payable to U.S. Bank Global Fund Services pursuant to the Fund Accounting Servicing Agreement.  During the fiscal years ended September 30, 2019, 2018 and 2017, the Grizzly Short Fund incurred fees of $19,453, $27,220 and $26,541, respectively, payable to U.S. Bank Global Fund Services pursuant to the Fund Accounting Servicing Agreement.
Distributor
Rafferty Capital Markets, LLC serves as the distributor for the Funds.  Its principal business address is 59 Hilton Avenue, Garden City, New York 11530.
SECURITIES LENDING
During the fiscal year, the securities lending agent, or the Adviser (where the Funds do not use a securities lending agent) monitored loan opportunities for the Funds, negotiated the terms of the loans with borrowers, monitored the value of securities on loan and the value of the corresponding collateral, communicated with borrowers and the Funds’ custodian regarding marking to market the collateral, selected securities to be loaned and allocated those loan opportunities among lenders, and arranged for the return of the loaned securities upon the termination of the loan. For further discussion regarding the Funds securities lending, please see the section entitled “Investment Considerations—Lending Portfolio Securities” above.  Income and fees from securities lending activities for the fiscal year ended September 30, 2019, are shown in the following table:
	Leuthold Core Investment Fund	Leuthold Global Fund
Gross income from securities lending activities	$2,685,846	$279,159
Fees and/or compensation for securities lending activity and related services
Fees paid to securities lending agent from a revenue split	(102,260)	(15,855)
Fees paid for any cash collateral management service that are not included in the revenue split	(31,424)	(3,295)
Administrative fees not included in the revenue split	‑	‑
Indemnification fee not included in the revenue split	‑	‑
Rebates (paid to borrower)	(2,244,845)	(212,164)
Other fees not included in revenue split	‑	‑
Aggregate fees/compensation for securities lending activities	(2,378,529)	(231,314)
Net income from securities lending activities	$307,317	$47,845

SERVICE PLANS
Each of the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds.  Payments under these plans are authorized by the officers of the Corporation.
The service plan may be terminated by a Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the plans, and will be terminated if its continuance is not approved at least annually by such directors.
The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Corporation.
DISTRIBUTION OF SHARES
The Leuthold Global Fund has adopted a Service and Distribution Plan (the “12b-1 Plan”).  The Institutional Shares of the Leuthold Global Fund are not subject to the 12b-1 Plan.  Each 12b-1 Plan was adopted in anticipation that each Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing each Fund’s expense ratio and providing the Adviser with greater flexibility in management.  Each 12b-1 Plan authorizes payments by each Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund’s average daily net assets.  Amounts paid under a 12b-1 Plan by a Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, stockholder account servicing, the printing and mailing of prospectuses to other than current stockholders and the printing and mailing of sales literature.  To the extent any activity is one which a Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.
Each 12b-1 Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the applicable Fund.  Messrs. Piper, Horsch and Schroll are currently the Rule 12b-1 Directors.  Any change in a 12b-1 Plan that would materially increase the distribution expenses of a Fund provided for in the 12b-1 Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the applicable Fund’s stockholders.
While these 12b-1 Plans are in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation.  The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to each 12b-1 Plan quarterly as reported to it by the distributor, if any, or officers of the Corporation.  Each 12b-1 plan will continue in effect for as long its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.
During the fiscal year ended September 30, 2019, pursuant to the 12b-1 Plan, the Leuthold Global Fund incurred fees of $25,346 which were used to pay selling dealers.
The Adviser and/or its subsidiaries or affiliates (“Adviser Entities”) may pay certain broker-dealers and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds (“Payments”).  Any Payments made by Adviser Entities will be made from their own assets and not from the assets of the Funds.  Although a portion of Adviser Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund. Adviser Entities may make Payments for Intermediaries to participate in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. Adviser Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund.  In addition, Adviser Entities may make Payments to Intermediaries that make shares of the Funds available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional.  Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds over other investments.  The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
Adviser Entities may determine to make Payments based on any number of metrics.  For example, Adviser Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more of the Funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing.
DETERMINATION OF NET ASSET VALUE
The net asset value (or price) per share of each Fund is determined by dividing the total value of that Fund’s investments and other assets, less any liabilities, by its number of outstanding shares.  The net asset value of each Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The New York Stock Exchange also may be closed on national days of mourning.
Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices.  Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service.  Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices.  Debt securities are valued at bid prices provided by an independent pricing service approved by the Directors that uses a matrix pricing method or other analytical pricing models.  Physical metals are valued at prices provided by an independent pricing service. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors.
Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded.  If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined.  Rights and warrants that are not traded are valued at the difference between the exercise price and the closing, quoted market price of the underlying security, or at zero if the closing quoted market price is lower than the exercise price.
The Funds have adopted procedures pursuant to Rule 17a‑7 under the Act pursuant to which the Funds may effect a purchase and sale transaction between Funds, with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities of a type which are permitted investments for such Fund.  For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a‑7.
The Funds may invest in foreign securities.  Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange.  The Board has approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange.  Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange.  If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Funds’ Board of Directors.  Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.
Physical metals are valued at prices provided by an independent pricing service.  The Leuthold Core Investment Fund and the Leuthold Global Fund may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals.  Metals not traded on an exchange are valued at the mid-point between the closing bid and asked prices as obtained from a commonly used reputable pricing source.
REDEMPTION OF SHARES
The Funds expect to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques.

Subject to the Funds’ compliance with applicable regulations and their policies and procedures, each Fund has reserved the right to pay the redemption prices of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed.  If a holder of Fund shares receives a distribution in-kind, the holder of Fund shares would incur brokerage chares when subsequently converting the securities to cash. For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.
Frequent purchases and redemptions of a Fund's shares by a stockholder may harm other stockholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Leuthold Global Fund, and the Leuthold Core Investment Fund by:
1. Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares;
2. Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase.
The redemption fee does not apply to retirement plans (if the plans request and receive a waiver of the fee), but otherwise applies to all investors in these Funds, including those who invest through omnibus accounts at intermediaries such as broker-dealers.
These Funds rely on intermediaries to determine when a redemption occurs within 5 business days of purchase.  Stockholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary’s omnibus accounts works and any differences between the Funds' redemption fee procedures and the intermediary’s redemption fee procedures.  The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan.
Although the Funds identified above have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.  These Funds may, in their sole discretion, waive the redemption fee in the case of death, disability, hardship, or other limited circumstances that do not indicate market timing strategies.
In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a stockholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the stockholder will be deemed to have sold the shares he or she acquired earliest.  The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.
The Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares notwithstanding the potential harm to the other stockholders of the Leuthold Select Industries Fund and the Grizzly Short Fund.  The Board of Directors believes it likely that a significant number of investors in the Leuthold Select Industries Fund and the Grizzly Short Fund are not long-term investors because the Leuthold Select

Industries Fund is offered to investors who choose to do their own asset allocation rather than invest in the Leuthold Global Fund or the Leuthold Core Investment Fund and because of the rising stock market risk associated with short selling of the Grizzly Short Fund.  Although the Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares, they reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in potentially disruptive purchases and redemptions of their shares.
The Funds reserve the right to suspend or postpone redemptions during any period when:  (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.
SYSTEMATIC WITHDRAWAL PLAN
An investor who owns Retail Shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or U.S. Bank Global Fund Services, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals.  To establish the Systematic Withdrawal Plan, the investor deposits Retail Shares of a Fund with the Corporation and appoints it as agent to effect redemptions of such shares held in the account for the purpose of making monthly, quarterly or annual withdrawal payments of a fixed amount to the investor out of the account.  Retail Shares of a Fund deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required.  The investor’s signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.
The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemptions of Retail Shares in the account at net asset value.  Redemptions will be made in accordance with the schedule (for example, monthly, quarterly or yearly, but in no event more than monthly) selected by the investor.  If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next business day.  When establishing a Systematic Withdrawal Plan, the Funds recommend that the investor reinvest in additional Fund shares all income dividends and capital gains distributions payable by the Fund.  The investor may deposit additional Retail Shares in his account at any time.
Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.

The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying U.S. Bank Global Fund Services in writing thirty (30) days prior to the next payment or provide a request with a signature guarantee.
AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES
The Funds offer an automatic investment option pursuant to which money will be moved from a stockholder’s bank account to the stockholder’s Fund account on the schedule (for example, monthly, quarterly or yearly) the stockholder selects.  The minimum transaction amount is $50.
The Funds offer a telephone purchase option pursuant to which money will be moved from the stockholder’s bank account to the stockholder’s Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bank Global Fund Services must receive the purchase order before the close of regular trading on such date.  Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.
INACTIVE ACCOUNTS
It is the responsibility of a stockholder to ensure that the stockholder maintains a correct address for the stockholder’s account(s), as a stockholder’s account(s) may be transferred to the stockholder’s state of residence if no activity occurs within the stockholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws.  Specifically, an incorrect address may cause a stockholder’s account statements and other mailings to be returned to the Funds.  Upon receiving returned mail, the Funds will attempt to locate the stockholder or rightful owner of the account.  If the Funds are unable to locate the stockholder, then they will determine whether the stockholder’s account has legally been abandoned.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The stockholder’s last known address of record determines which state has jurisdiction.  Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.
ALLOCATION OF INVESTMENT OPPORTUNITIES
Although the Funds have differing investment objectives, there will be times when certain securities will be eligible for purchase by multiple Funds or will be contained in the portfolios of multiple Funds.  Although securities of a particular company may be eligible for purchase by the Funds, the Adviser may determine at any particular time to purchase a security for one Fund, but not the another, based on each Fund’s investment objective and in a manner that is consistent with the Adviser’s fiduciary duties under federal and state law to act in the best interests of each Fund.
There may also be times when a given investment opportunity is appropriate for some, or all, of the Adviser’s other client accounts. It is the policy and practice of the Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Funds, over a period of time on a fair and equitable basis.
If the Adviser determines that a particular investment is appropriate for more than one client account, the Adviser may aggregate securities transactions for those client accounts (“block trades”).  To ensure that no client account is disadvantaged as a result of such aggregation, the Adviser has adopted policies and procedures to ensure that the Adviser does not aggregate securities transactions for client accounts unless it believes that aggregation is consistent with its duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Adviser aggregates securities transactions.  No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed.  Subject to minimum ticket charges, transaction costs are shared in proportion to Client Accounts’ participation.   On certain foreign exchanges where the Adviser purchases securities, block trades are not allowed.
It is the Adviser’s general policy not to purchase a security in one Fund while simultaneously selling it in another Fund. However, there may be circumstances outside of the Adviser’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while another Fund experiences substantial cash outflows, the Adviser may be required to buy securities to maintain a fully invested position in one Fund, while selling securities in another Fund to meet stockholder redemptions. In such circumstances, a Fund may acquire assets from another Fund that are otherwise qualified investments for the acquiring Fund, so long as no Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by a Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by a Fund in the case of a sale than would otherwise have been received, as a result of a Fund’s transactions affecting the market for such security. In any event, the Funds’ management believes that under normal circumstances such events will have a minimal impact on a Fund’s per share NAV and its subsequent long-term investment return.
When the Adviser wishes to place an order for different types of accounts (including the Funds) for which aggregation and bunching is not practicable, the Adviser may use a trade sequencing and rotation policy to determine which type of account is to be traded first. Under this policy, the Adviser may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The Adviser identifies different categories of its clients (e.g., unconstrained client accounts, the Funds, private investment funds, managed accounts, etc.) and assigns a trade placement sequence to them based on a random generator process.  As a result, the Funds may trade behind other accounts. Within a given trading period, the sequencing schedule establishes when a given client category will trade first in the order of rotation. The Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

ALLOCATION OF PORTFOLIO BROKERAGE
Each Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation’s Board of Directors.  Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation’s Board of Directors.  In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs.  Many of these transactions involve payment of a brokerage commission by a Fund.  In some cases, transactions are with firms who act as principals for their own accounts.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability.  The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price.  In many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.
Prior to October 1, 2014, the Adviser could allocate brokerage to Weeden & Co., L.P. (“Weeden”), an affiliated broker-dealer, but only if the Adviser reasonably believed the commission and transaction quality were comparable to that available from other qualified brokers.  Steven C. Leuthold and certain other former employees who remain limited partners of the Adviser are limited partners in Weeden Investors, L.P.  An affiliate of Weeden & Co., L.P., Weeden Investors, L.P., owns 22% of the securities of the Adviser.  Effective as of October 1, 2014, the Adviser implemented a policy not to allocate brokerage to Weeden, and has not allocated brokerage to Weeden since October 1, 2014.  The Adviser may change this policy in the future, but has no current intent to change it.
For periods ending on or prior to September 30, 2014, Weeden could receive revenue in the form of “liquidity rebates” which are payments from electronic communication networks (“ECNs”) where Fund trades were directed by Weeden for execution as an incentive for providing liquidity to the ECN.  Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities.  Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, acted in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.
The Adviser provides market research to institutional clients for an agreed upon payment.  Institutional research is also distributed through broker-dealers who may effect securities transactions for the Adviser’s clients (including Weeden).  The broker-dealers typically provide the Adviser’s institutional research to their brokerage customers.  The broker-dealers pay the Adviser a fee for the research that is based on the amount of the research purchased by the broker-dealer.  In 2019, approximately 10% of the institutional research sold by the Adviser was institutional research purchased through Weeden.  A broker-dealer’s willingness to distribute institutional research is not a factor considered by the Adviser in determining which broker-dealers it selects to effect securities transactions for its clients, including the Funds.
In allocating brokerage business for each Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion.  For 2019, the Adviser received a total of approximately $747,933 in soft dollar benefits.
The Funds utilize the services of Westminster Research Associates to administer its soft dollar program. Westminster Research specializes in independent research products and services, consolidating all administration and reporting of commission management needs with one firm.  By using this type of umbrella provider the Funds do not have to decide who the soft dollar provider for said product/service will be, providing the Funds with greater flexibility in managing their soft dollar policy while fulfilling the fiduciary responsibility of best execution.
During the fiscal year ended September 30, 2019, the Leuthold Core Investment Fund paid brokerage commissions of $659,189 on transactions having a total market value of $1,583,900,424.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2018, the Leuthold Core Investment Fund paid brokerage commissions of $712,317 on transactions having a total market value of $1,576,942,330.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2017, the Leuthold Core Investment Fund paid brokerage commissions of $395,331 on transactions having a total market value of $914,999,346.  All of the brokers to whom commissions were paid provided research services to the Adviser.
During the fiscal year ended September 30, 2019, the Leuthold Global Fund paid brokerage commissions of $91,253 on transactions having a total market value of $162,180,177.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2018, the Leuthold Global Fund paid brokerage commissions of $106,509 on transactions having a total market value of $1,252,223,363.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2017, the Leuthold Global Fund paid brokerage commissions of $139,170 on transactions having a total market value of $210,129,845.  All of the brokers to whom commissions were paid provided research services to the Adviser.
During the fiscal year ended September 30, 2019, the Leuthold Select Industries Fund paid brokerage commissions of $7,900 on transactions having a total market value of $24,922,592.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2018, the Leuthold Select Industries Fund paid brokerage commissions of $18,090 on transactions having a total market value of $40,716,628.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2017, the Leuthold Select Industries Fund paid brokerage commissions of $7,545 on transactions having a total market value of $17,429,426.  All of the brokers to whom commissions were paid provided research services to the Adviser.
During the fiscal year ended September 30, 2019, the Grizzly Short Fund paid brokerage commissions of $726,844,539 on transactions having a total market value of $338,980.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2018, the Grizzly Short Fund paid brokerage commissions of $424,300 on transactions having a total market value of $1,083,214,667.  All of the brokers to whom commissions were paid provided research services to the Adviser.  During the fiscal year ended September 30, 2017, the Grizzly Short Fund paid brokerage commissions of $442,484 on transactions having a total market value of $1,102,145,810.  All of the brokers to whom commissions were paid provided research services to the Adviser.
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE STOCKHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE INVESTOR.
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES.” The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A stockholder’s tax treatment may vary depending upon the stockholder’s particular situation. This discussion applies only to stockholders holding Fund shares as capital assets within the meaning of the Code. A stockholder may also be subject to special rules not discussed below if they are a certain kind of stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a stockholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a stockholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The Corporation has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each stockholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective stockholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company
It is intended that each Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Corporation. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If a Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, each Fund generally must distribute to its stockholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its stockholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Stockholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to stockholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its stockholders will be treated as if the Fund paid the distribution on December 31 of the first year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.
Moreover, a Fund may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its stockholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a stockholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to stockholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its stockholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting
Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming stockholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing stockholders by reducing the effect of redemptions of Fund shares on Fund distributions to stockholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by a Fund, and thus a Fund’s use of these methods may be subject to IRS scrutiny.
Capital Loss Carryforwards
For net capital losses realized in taxable years beginning before January 1, 2011, a Fund is permitted to carryforward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carryforward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to stockholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carryback or carryforward any net operating losses.

At September 30, 2019, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund had no capital loss carryforward for federal income tax purposes.
At September 30, 2019, the Leuthold Global Fund had the following capital loss carryforwards for federal income tax purposes:
Fund	Post-January 1, 2011 Capital Loss Carryforwards Short-term	Long-term
Leuthold Global Fund	($1,534,826)	$0

At September 30, 2019, the Grizzly Short Fund had the following capital loss carryforwards for federal income tax purposes (the Grizzly Short Fund had $25,380,935 of capital losses expire on September 30, 2019):
Fund	Post-January 1, 2011 Capital Loss Carryforwards Short-term	Long-term
Grizzly Short Fund	($236,828,465)	$0

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.
Excise Tax
If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).

Taxation of Investments
In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to stockholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.
If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its stockholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.
If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to stockholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.
A Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund stockholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its stockholders in proportion to dividends paid to such stockholders, with the same consequences as if the stockholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such stockholder’s distributions for the year by the amount of the tax that relates to such stockholder’s interest in the Fund. A Fund may or may not make such an election.
Passive foreign investment companies (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its stockholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its stockholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so.

Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.
If a Fund owns 10% or more of the stock of a controlled foreign corporation (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, the Fund may be required to recognize dividends from a CFC before actually receiving any dividends. As a result of the foregoing, the Fund may be required to recognize income sooner than it otherwise would.
In addition to the investments described above, prospective stockholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Taxation of Distributions
Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each stockholder who is required to file a U.S. federal income tax return. Dividends and other distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a stockholder’s tax basis in the stockholder’s Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by a Fund as capital gain dividends will be taxable to stockholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a stockholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its stockholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. A Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.
Some states will not tax distributions made to individual stockholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate stockholders.
Sales and Exchanges of Fund Shares
If a stockholder sells, pursuant to a cash or in-kind redemption, or exchanges the stockholder’s Fund shares, subject to the discussion below, the stockholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the stockholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the stockholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a stockholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the stockholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a stockholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the stockholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a stockholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
Corporate Stockholders

Subject to limitation and other rules, a corporate stockholder of a Fund may be eligible for the FATCA deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate stockholder, would qualify for such a deduction. For eligible corporate stockholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate stockholders of the Funds are urged to consult their own tax advisers and financial planners.
U.S. Federal Income Tax Rates
Noncorporate Fund stockholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.
In general, “qualified dividend income” realized by noncorporate Fund stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual stockholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund stockholders therefore are urged to consult their own tax advisers and financial planners.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some stockholders, for example, through reductions in deductions. Distributions from a Fund may qualify for the “dividends-received deduction” applicable to corporate stockholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.
In addition, a noncorporate Fund stockholder generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the stockholder meets a taxable income test.
Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund stockholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.
Backup Withholding

A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign stockholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund stockholder if (i) the stockholder fails to furnish the Fund with a correct taxpayer identification number (“TIN”), (ii) the stockholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the stockholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the stockholder’s TIN is incorrect or that the stockholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the stockholder. The stockholder may apply amounts withheld as a credit against the stockholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a stockholder fails to furnish a valid TIN upon request, the stockholder can also be subject to IRS penalties. A stockholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.
Foreign Stockholders
For purposes of this discussion, “foreign stockholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, distributions made to foreign stockholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.
Under legislation that has been available from time to time, a Fund could report in writing to its stockholders certain distributions made to foreign stockholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as “portfolio interest” and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such “exempt” distributions. Even if a Fund realizes income from such sources, no assurance can be made the Fund would meet such requirements or make such designations. Where Fund shares are held through an intermediary, even if a Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.
Capital gains dividends and gains recognized by a foreign stockholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.
Under FATCA, a withholding tax of 30% will be imposed on dividends on, and the gross proceeds of a disposition of, Fund shares paid to certain foreign stockholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i)

accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign stockholders are encouraged to consult their tax advisors regarding the implications of FATCA on their investment in a Fund.
Before investing in a Fund’s shares, a prospective foreign stockholder should consult with its own tax advisors, including whether the stockholder’s investment can qualify for benefits under an applicable income tax treaty.
Tax-Deferred Plans
Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
Tax-exempt stockholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as stockholders.
Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations
Generally, under U.S. Treasury regulations, if an individual stockholder recognizes a loss of $2 million or more, or if a corporate stockholder recognizes a loss of $10 million or more, with respect to Fund shares, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of securities are in many cases exempt from this reporting requirement, but under current guidance, stockholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting
In general, each Fund must report “cost basis” information to its stockholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund stockholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.
Recently Enacted Tax Legislation
Under recently enacted tax legislation, the Fund may be required to recognize income sooner than it otherwise would (as described above), which also may result in a change in its methods of tax accounting. The full effects of this tax legislation are not certain. Potential stockholders are urged to consult with their tax advisors before investment in the Fund to determine the impact to them (including indirectly through the Fund) of this tax legislation.
Prospective stockholders should recognize that the present U.S. federal income tax treatment of the Funds and their stockholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.
The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the Fund.
STOCKHOLDER MEETINGS
The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act.  The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.
The Corporation’s Bylaws also contain procedures for the removal of directors by its stockholders.  At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.
Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either:  (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.
If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.
After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.
CAPITAL STRUCTURE
The Corporation’s Articles of Incorporation, as amended and supplemented, permit the Directors to issue 4,000,000,000 shares of common stock, with a $.0001 par value.  The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently the Corporation is offering five series, the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund.  The Leuthold Core Investment Fund and the Leuthold Global Fund offer two classes of shares, Retail Shares and Institutional Shares.
The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights.  Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.  Generally, shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.
The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds.  However, the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis.  The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund.  In the event of liquidation or dissolution of the Corporation, the stockholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.
The Retail Shares and Institutional Shares represent an interest in the same assets of the Leuthold Core Investment Fund and the Leuthold Global Fund, as the case may be, have the same rights and are identical in all material respects except that (1) Retail Shares of the Leuthold Global Fund bear distribution (12b-1) fees and Institutional Shares are not subject to such fees; (2) Retail Shares of the Leuthold Core Investment Fund bear annual service fees and Institutional Shares are not subject to such fees; (3) Institutional Shares are available only to stockholders who invest directly in the Leuthold Core Investment Fund and the Leuthold Global Fund, as the case may be, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Leuthold Core Investment Fund and the Leuthold Global Fund, as the case may be, or the Adviser; and (4) that the Board of Directors may elect to have certain expenses specific to the Retail Shares or Institutional Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Retail Shares or Institutional Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Leuthold Core Investment Fund and the Leuthold Global Fund, as the case may be.  With respect to Institutional Shares of the Leuthold Core Investment Fund and the Leuthold Global Fund held by financial intermediaries in omnibus accounts, these Funds may pay a fee in respect of the provision of sub-transfer and related services to beneficial owners in omnibus accounts maintained by such financial intermediaries with these Funds (Omnibus Account Fees); provided that the aggregate Omnibus Account Fees may not exceed 0.15% of the applicable Fund’s average daily net assets allocable to Institutional Shares.
DESCRIPTION OF SECURITIES RATINGS
The Leuthold Core Investment Fund and the Leuthold Global Fund (or a registered investment company in which the Leuthold Core Investment Fund or the Leuthold Global Fund invests) may invest in bonds and debentures assigned ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”).  As also set forth below, the Leuthold Core Investment Fund and the Leuthold Global Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor’s or Moody’s.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Debt Ratings.  A Standard & Poor’s corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.
The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
I.	Likelihood of default ‑ capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such they pertain to senior obligations of such entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.
AAA ‑ Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.
AA ‑ Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.
BB, B, CCC, CC, C ‑ Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
Moody’s Bond Ratings.
Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.
Aaa ‑ Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa ‑ Bonds which are Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high‑grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long‑term risks appear somewhat larger than in Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa - Bonds which are rated Baa are considered to be medium-grade obligations (namely, they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba ‑ Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.
B ‑ Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa ‑ Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca ‑ Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C ‑ Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid‑range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.
Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The categories rated A-3 or higher are as follows:
A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issuers designed “A-1.”
A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.
Moody’s Short-Term Debt Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.
Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:
•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.
Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the independent registered public accounting firm for the Funds.